UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2019

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 6, 2019, Premier, Inc. (the “Company”) announced that its consolidated subsidiaries, Commcare Pharmacy – FTL, LLC, a Florida limited liability company (“Commcare”), Acro Pharmaceutical Services LLC, a Pennsylvania limited liability company (“Acro” and, together with Commcare, the “Sellers”), NS3 Health, LLC, a Florida limited liability company (the “Equity Holder”), and the Company, for limited purposes, entered into an Asset Purchase and Sale Agreement (the “Asset Purchase Agreement”), dated as of May 6, 2019, with ProCare Pharmacy, L.L.C., a Rhode Island limited liability company (the “Buyer”), an affiliate of CVS Health Corporation, pursuant to which Buyer agreed to purchase from the Sellers prescription files and records and certain other assets (collectively, the “Assets”) used in the Company’s specialty pharmacy business (the “Specialty Pharmacy Business”), for a cash purchase price of $22.5 million, plus an amount equal to the value of pharmaceutical inventory up to $20 million, subject to certain adjustments (the “Transaction”).

On June 6, 2019, the Sellers, the Equity Holder, the Company and the Buyer executed the First Amendment to Asset Purchase and Sale Agreement (the “Amendment”). The Amendment revised a pre-closing purchase price adjustment mechanism that is reflected in the proceeds set forth below, and made other technical amendments to facilitate the transfer of the Assets and to clarify the original intentions of the parties.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.01. The Transaction discussed above closed on June 7, 2019. The Company received aggregate proceeds at closing of approximately $22.25 million, and expects to receive approximately $7.6 million on or about June 12, 2019 related to the Buyer’s acquisition of a portion of the Sellers’ pharmaceutical inventory. The Company may receive additional proceeds, to the extent not offset by post-closing obligations of the Sellers, of up to approximately $12.4 million from the Buyer in connection with the acquisition of the Sellers’ remaining pharmaceutical inventory. The proceeds to be received in the Transaction will be used primarily to fund costs associated with the Company’s wind down and exit from the Specialty Pharmacy Business, and for general corporate purposes.

Neither Premier and its affiliates, nor any director or officer of Premier, has any material relationship, other than with respect to the Transaction, with the Buyer or CVS Health Corporation.

The information provided under Item 1.01 and Item 2.01 is a summary of certain portions of the Asset Purchase Agreement and the Amendment and does not purport to be a complete description and is subject to, and qualified in its entirety by, (i) the information provided under Item 1.01 of Premier’s Current Report on Form 8-K filed on May 6, 2019 and (ii) the full text of the Asset Purchase Agreement and the Amendment, which are included as Exhibit 2.1 and Exhibit 2.1.1, respectively, to this Current Report on Form 8-K. To the extent not superseded by this Form 8-K, Item 1.01 of Premier’s Current Report on Form 8-K filed on May 6, 2019 (and no other Item of such Form 8-K) is incorporated herein by reference herein. Each of Exhibit 2.1 and Exhibit 2.1.1 is intended to provide investors and security holders with information regarding the terms of the Asset Purchase Agreement and the Amendment, respectively, but is not intended to provide any other financial information about the Company or its subsidiaries or affiliates. The representations, warranties, and covenants contained in the Asset Purchase Agreement and the Amendment were made only for purposes of such agreements and as of specific dates, are solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of such agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Items 2.05, 2.06 and 7.01 of Premier’s Current Report on Form 8-K filed on May 6, 2019 are not incorporated herein by reference and not a part of this Current Report on Form 8-K.

Forward-Looking Statements

Statements made herein that are not statements of historical or current facts, including, but not limited to, the ultimate amount of proceeds received in the Transaction and use of such proceeds, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC and made available on the Company’s website at investors.premierinc.com. Forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Asset Purchase and Sale Agreement, dated May 6, 2019, by and among Commcare Pharmacy – FTL, LLC, Acro Pharmaceutical Services, LLC, NS3 Health, LLC, Premier, Inc., and ProCare Pharmacy, L.L.C. (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on May 6, 2019 and incorporated herein by reference).

2.1.1	First Amendment to Asset Purchase and Sale Agreement, dated June 6, 2019, by and among Commcare Pharmacy – FTL, LLC, Acro Pharmaceutical Services, LLC, NS3 Health, LLC, Premier, Inc., and ProCare Pharmacy, L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
	Name:	Susan D. DeVore
	Title:	Chief Executive Officer

Date: June 11, 2019